EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ Stephanie H. Boyse

Print Name: Stephanie H. Boyse

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ James D. Buhr

Print Name: James D. Buhr

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ Robert K. Chapman

Print Name: Robert K. Chapman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ John H. Foss

Print Name: John H. Foss

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ Norman G. Herbert

Print Name: Norman G. Herbert

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ David S. Hickman

Print Name: David S. Hickman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ James C. Lawson

Print Name: James C. Lawson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of United Bancorp, Inc., appoints ROBERT K. CHAPMAN and RANDAL J. RABE, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of United Bancorp, Inc., a Form S-1 Registration Statement of United Bancorp, Inc. relating to its shares of common stock, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 14, 2010	/s/ Len M. Middleton

Print Name: Len M. Middleton